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                         MAINSTAY PLUS VARIABLE ANNUITY
                                  INVESTING IN
                  NYLIAC VARIABLE ANNUITY SEPARATE ACCOUNT-III

                        SUPPLEMENT DATED AUGUST 26, 1999
                      TO THE PROSPECTUS DATED MAY 1, 1999

This supplement provides information that a prospective investor should know before investing. Please read it carefully and retain it for future reference. This supplement is not valid unless accompanied by the current prospectus for the policies. Defined terms used but not defined in this Supplement have the same meanings as in the policy prospectus.

The last sentence in the first paragraph under the section entitled "Periodic Partial Withdrawals" on page 29 is deleted in its entirety and replaced with the following:

     You may not make periodic partial withdrawals from the DCA Advantage Plan Accounts.